               (for all equations contained within Exhibit 16,
            the symbol * will denote "raised to the power of"...)

                                                                EXHIBIT 16(I)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM NEW PACIFIC GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM New Pacific Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($526.89 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       526.89
(T + 1)*1                 =      (526.89/$1,000)
T + 1                     =      (526.89/$1,000)*1
T                         =      (526.89/$1,000)*1 - 1
T                         =      -0.4731
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($876.12 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       876.12
(T + 1)*5                 =      (876.12/$1,000)
T + 1                     =      (876.12/$1,000)*.2
T                         =      (876.12/$1,000)*.2 - 1
T                         =      -0.0261
--------------------------------------------------------------------------------
Time period covered:  January 19, 1977 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (7651 / 365 = 20.96)
VOA = ending value of account ($6899.42 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*20.96      =       6899.42
(T + 1)*20.96             =      (6899.42/$1,000)
T + 1                     =      (6899.42/$1,000)* 0.05
T                         =      (6899.42/$1,000)* 0.05 - 1
T                         =       0.0966

--------------------------------------------------------------------------------
Time period covered:  January 19, 1977 (commencement of operations)-
                      December  31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($6899.42 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (6899.42/$1,000) - 1
T                         =       5.8994
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($1481.57 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10         =       1481.57
(T + 1)*10                =      (1481.57/$1,000)
T + 1                     =      (1481.57/$1,000)*.1
T                         =      (1481.57/$1,000)*.1 - 1
T                         =       0.0401

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM NEW PACIFIC GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM New Pacific Growth Fund
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($557.56, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       557.56
(T + 1)*1                 =      (557.56/$1,000)
T + 1                     =      (557.56/$1,000)*1
T                         =      (557.56/$1,000)*1 - 1
T                         =      -0.4424
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($927.22, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       927.22
(T + 1)*5                 =      (927.22/$1,000)
T + 1                     =      (927.22/$1,000)*.2
T                         =      (927.22/$1,000)*.2  - 1
T                         =      -0.0150
--------------------------------------------------------------------------------
Time period covered:  January 19, 1977 (commencement of operations)-
December  31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (7651 / 365 = 20.96)
VOA = ending value of account ($7300.98, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*20.96      =       7300.98
(T + 1)*20.96             =      (7300.98/$1,000)
T + 1                     =      (7300.98/$1,000)*0.05
T                         =      (7300.98/$1,000)*0.05 - 1
T                         =       0.0996
--------------------------------------------------------------------------------
Time period covered:  January 19, 1977 (commencement of operations)-
December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($7300.98, which does not take sales charge into account)

CALCULATION:

     T                         =      (7300.98/$1,000) - 1
     T                         =       6.3010
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($1252.16, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10         =       1252.16
(T + 1)*10                =      (1252.16/$1,000)
T + 1                     =      (1252.16/$1,000)*.1
T                         =      (1252.16/$1,000)*.1 - 1
T                         =       0.0460

               (for all equations contained within Exhibit 16,
            the symbol * will denote "raised to the power of"...)

                                                                EXHIBIT 16(I)(B)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM NEW PACIFIC GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM New Pacific Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($528.95 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       528.95
(T + 1)*1                 =      (528.95/$1,000)
T + 1                     =      (528.95/$1,000)*1
T                         =      (528.95/$1,000)*1 - 1
T                         =      -0.4711
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($808.92 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.75       =       808.92
(T + 1)*4.75              =      (808.92/$1,000)
T + 1                     =      (808.92/$1,000)* 0.21
T                         =      (808.92/$1,000)* 0.21 - 1
T                         =      -0.0437
--------------------------------------------------------------------------------

Time period covered:  April 1, 1993 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($808.92 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (808.92/$1,000) - 1
T                         =      -0.1911
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM NEW PACIFIC GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM New Pacific Growth Fund
Series of the Registrant.

                           NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($553.46, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       553.46
(T + 1)*1                 =      (553.46/$1,000)
T + 1                     =      (553.46/$1,000)*1
T                         =      (553.46/$1,000)*1 - 1
T                         =      -0.4465
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997


FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($820.07, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.75       =       820.07
(T + 1)*4.75              =      (820.07/$1,000)
T + 1                     =      (820.07/$1,000)* 0.21
T                         =      (820.07/$1,000)* 0.21 - 1
T                         =      -0.0409
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($820.07, which does not take sales charge into account)

CALCULATION:

T                         =      (820.07/$1,000) - 1
T                         =      -0.1799
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM NEW PACIFIC GROWTH FUND
                                  CLASS ADV SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM New Pacific Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
NA

CALCULATION:

                              NA
                              NA
                              NA
                              NA
                              NA
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                              NA
                              NA
                              NA
                              NA
                              NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($679.16 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.59     =      679.16
(T + 1)*2.59            =     (679.16/$1,000)
T + 1                   =     (679.16/$1,000)* 0.39
T                       =     (679.16/$1,000)* 0.39 - 1
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($679.16 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                       =     (679.16/$1,000) - 1
T                       =     -0.3208
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:
                              NA
                              NA
                              NA
                              NA
                              NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM NEW PACIFIC GROWTH FUND
                                  CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM New Pacific Growth Fund
Series of the Registrant.


                                 STANDARDIZED RETURN


Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($557.40, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       557.40
(T + 1)*1                 =      (557.40/$1,000)
T + 1                     =      (557.40/$1,000)*1
T                         =      (557.40/$1,000)*1 - 1
T                         =      -0.4426
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                              NA
                              NA
                              NA
                              NA
                              NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($679.16, Class Adv shares have no sales charge)


CALCULATION:

$1,000 (T + 1)*2.59       =       679.16
(T + 1)*2.59              =      (679.16/$1,000)
T + 1                     =      (679.16/$1,000)* 0.39
T                         =      (679.16/$1,000)* 0.39 - 1
T                         =      -0.1389
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($679.16, Class Adv shares have no sales charge)


CALCULATION:

T                         =      (679.16/$1,000) - 1
T                         =      -0.3208
--------------------------------------------------------------------------------

Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                              NA
                              NA
                              NA
                              NA
                              NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM EUROPE GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM Europe Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1050.82 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1050.82
(T + 1)*1                 =      (1050.82/$1,000)
T + 1                     =      (1050.82/$1,000)*1
T                         =      (1050.82/$1,000)*1 - 1
T                         =      0.0508
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1668.93 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =      1668.93
(T + 1)*5                 =      (1668.93/$1,000)
T + 1                     =      (1668.93/$1,000)*.2
T                         =      (1668.93/$1,000)*.2 - 1
T                         =      0.1079
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (4548 / 365 = 12.46)
VOA = ending value of account ($4222.43 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*12.46      =       4222.43
(T + 1)*12.46             =      (4222.43/$1,000)
T + 1                     =      (4222.43/$1,000)* 0.08
T                         =      (4222.43/$1,000)* 0.08 - 1
T                         =      0.1226
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($4222.43 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (4222.43/$1,000) - 1
T                         =      3.2224
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($2060.01 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10         =       2060.01
(T + 1)*10                =      (2060.01/$1,000)
T + 1                     =      (2060.01/$1,000)*.1
T                         =      (2060.01/$1,000)*.1 - 1
T                         =      0.0749

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM EUROPE GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM Europe Growth Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1111.97, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1111.97
(T + 1)*1                 =      (1111.97/$1,000)
T + 1                     =      (1111.97/$1,000)*1
T                         =      (1111.97/$1,000)*1 - 1
T                         =      0.1120
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1766.28, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5           =      1766.28
(T + 1)*5                  =      (1766.28/$1,000)
T + 1                      =      (1766.28/$1,000) * .2
T                          =      (1766.28/$1,000) * .2  - 1
T                          =      0.1205
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (4548 / 365 = 12.46)
VOA = ending value of account ($4468.18, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*12.46       =       4468.18
(T + 1)*12.46              =      (4468.18/$1,000)
T + 1                      =      (4468.18/$1,000)* 0.08
T                          =      (4468.18/$1,000)* 0.08 - 1
T                          =      0.1277
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($4468.18, which does not take sales charge into account)

CALCULATION:

T                         =      (4468.18/$1,000) - 1
T                         =      3.4682
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($1476.14, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10          =       1476.14
(T + 1)*10                 =      (1476.14/$1,000)
T + 1                      =      (1476.14/$1,000)*.1
T                          =      (1476.14/$1,000)*.1 - 1
T                          =      0.0810

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM EUROPE GROWTH FUND
                                    CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM Europe Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1055.53 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1055.53
(T + 1)*1                 =      (1055.53/$1,000)
T + 1                     =      (1055.53/$1,000)*1
T                         =      (1055.53/$1,000)*1 - 1
T                         =       0.0555
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1597.75 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.75       =       1597.75
(T + 1)*4.75              =      (1597.75/$1,000)
T + 1                     =      (1597.75/$1,000)* 0.21
T                         =      (1597.75/$1,000)* 0.21 - 1
T                         =       0.1037
--------------------------------------------------------------------------------

Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1597.75 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1597.75/$1,000) - 1
T                         =       0.5977
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM EUROPE GROWTH FUND
                                    CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM Europe Growth Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1105.53, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1105.53
(T + 1)*1                 =      (1105.53/$1,000)
T + 1                     =      (1105.53/$1,000)*1
T                         =      (1105.53/$1,000)*1 - 1
T                         =       0.1055
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1617.75, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.75       =       1617.75
(T + 1)*4.75              =      (1617.75/$1,000)
T + 1                     =      (1617.75/$1,000)* 0.21
T                         =      (1617.75/$1,000)* 0.21 - 1
T                         =       0.1066
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1617.75, which does not take sales charge into account)

CALCULATION:

T                         =      (1617.75/$1,000) - 1
T                         =       0.6177
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM EUROPE GROWTH FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM Europe Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1446.03 which assumes deduction of the maximum
      5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.59       =       1446.03
(T + 1)*2.59              =      (1446.03/$1,000)
T + 1                     =      (1446.03/$1,000)* 0.39
T                         =      (1446.03/$1,000)* 0.39 - 1
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1446.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1446.03/$1,000) - 1
T                         =       0.4460
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM EUROPE GROWTH FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM Europe Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1116.36, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1116.36
(T + 1)*1                 =      (1116.36/$1,000)
T + 1                     =      (1116.36/$1,000)*1
T                         =      (1116.36/$1,000)*1 - 1
T                         =       0.1164
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1446.03, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.59       =       1446.03
(T + 1)*2.59              =      (1446.03/$1,000)
T + 1                     =      (1446.03/$1,000)* 0.39
T                         =      (1446.03/$1,000)* 0.39 - 1
T                         =       0.1533
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1446.03, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1446.03/$1,000) - 1
T                         =       0.4460
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                                                             EXHIBIT 16(III)(A)

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                            AIM JAPAN GROWTH FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM Japan Growth Fund Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($869.54 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       869.54
(T + 1)*1                 =      (869.54/$1,000)
T + 1                     =      (869.54/$1,000)*1
T                         =      (869.54/$1,000)*1 - 1
T                         =      -0.1305
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1166.88 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =      1166.88
(T + 1)*5                 =      (1166.88/$1,000)
T + 1                     =      (1166.88/$1,000)*.2
T                         =      (1166.88/$1,000)*.2 - 1
T                         =      0.0313
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (4548 / 365 = 12.46)
VOA = ending value of account ($3781.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*12.46      =       3781.03
(T + 1)*12.46             =      (3781.03/$1,000)
T + 1                     =      (3781.03/$1,000)* 0.08
T                         =      (3781.03/$1,000)* 0.08 - 1
T                         =      0.1127
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ( $1,000)
T = aggregate total return
VOA = ending value of account ($3781.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (3781.03/$1,000) - 1
T                         =      2.7810
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($1242.98 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10         =       1242.98
(T + 1)*10                =      (1242.98/$1,000)
T + 1                     =      (1242.98/$1,000)*.1
T                         =      (1242.98/$1,000)*.1 - 1
T                         =      0.0220

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                            AIM JAPAN GROWTH FUND
                                 CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM Japan Growth Fund Series of the Registrant.

                             NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($920.15, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       920.15
(T + 1)*1                 =      (920.15/$1,000)
T + 1                     =      (920.15/$1,000)*1
T                         =      (920.15/$1,000)*1 - 1
T                         =      -0.0799
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ( $1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1234.89, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =      1234.89
(T + 1)*5                 =      (1234.89/$1,000)
T + 1                     =      (1234.89/$1,000) * .2
T                         =      (1234.89/$1,000) * .2  - 1
T                         =      0.0431
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (4548 / 365 = 12.46)
VOA = ending value of account ($4001.09, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*12.46      =       4001.09
(T + 1)*12.46             =      (4001.09/$1,000)
T + 1                     =      (4001.09/$1,000)* 0.08
T                         =      (4001.09/$1,000)* 0.08 - 1
T                         =      0.1178
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($4001.09, which does not take sales charge into account)

CALCULATION:

T                         =      (4001.09/$1,000) - 1
T                         =      3.0011
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
ERV = ending redeeming value ($1146.95, which does not take sales charge into account)

CALCULATION:


$1,000 (T + 1)*10         =       1146.95
(T + 1)*10                =      (1146.95/$1,000)
T + 1                     =      (1146.95/$1,000)*.1
T                         =      (1146.95/$1,000)*.1 - 1
T                         =      0.0278

                                                           EXHIBIT 16(III)(B)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM JAPAN GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM Japan Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($870.09 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       870.09
(T + 1)*1                 =      (870.09/$1,000)
T + 1                     =      (870.09/$1,000)*1
T                         =      (870.09/$1,000)*1 - 1
T                         =      -0.1299
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1041.52 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.75       =       1041.52
(T + 1)*4.75              =      (1041.52/$1,000)
T + 1                     =      (1041.52/$1,000)*0.21
T                         =      (1041.52/$1,000)*0.21 - 1
T                         =       0.0086

--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1041.52 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1041.52/$1,000) - 1
T                         =       0.0415
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM JAPAN GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM Japan Growth Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($915.77, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       915.77
(T + 1)*1                 =      (915.77/$1,000)
T + 1                     =      (915.77/$1,000)*1
T                         =      (915.77/$1,000)*1 - 1
T                         =      -0.0842
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1059.12, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.75       =       1059.12
(T + 1)*4.75              =      (1059.12/$1,000)
T + 1                     =      (1059.12/$1,000)*0.21
T                         =      (1059.12/$1,000)*0.21 - 1
T                         =       0.0122
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1059.12, which does not take sales charge into account)

CALCULATION:

T                         =      (1059.12/$1,000) - 1
T                         =       0.0591
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                                                        EXHIBIT 16(III)(ADV)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM JAPAN GROWTH FUND
                                  CLASS ADV SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM Japan Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:       P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:       P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1014.40 which assumes deduction of the maximum 5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.59       =       1014.40
(T + 1)*2.59              =      (1014.40/$1,000)
T + 1                     =      (1014.40/$1,000)*0.39
T                         =      (1014.40/$1,000)*0.39 - 1
                          NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:       T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1014.40 which assumes deduction of the maximum 5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1014.40/$1,000) - 1
T                         =       0.0144
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM JAPAN GROWTH FUND
                                  CLASS ADV SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM Japan Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($924.63, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       924.63
(T + 1)*1                 =      (924.63/$1,000)
T + 1                     =      (924.63/$1,000)*1
T                         =      (924.63/$1,000)*1 - 1
T                         =      -0.0754
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1014.40, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.59       =       1014.40
(T + 1)*2.59              =      (1014.40/$1,000)
T + 1                     =      (1014.40/$1,000)*0.39
T                         =      (1014.40/$1,000)*0.39 - 1
T                         =       0.0055
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1014.40, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1014.40/$1,000) - 1
T                         =       0.0144
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM INTERNATIONAL GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM International Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1025.43 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1025.43
(T + 1)*1                 =      (1025.43/$1,000)
T + 1                     =      (1025.43/$1,000)*1
T                         =      (1025.43/$1,000)*1 - 1
T                         =       0.0254
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1440.80 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1440.80
(T + 1)*5                 =      (1440.80/$1,000)
T + 1                     =      (1440.80/$1,000)*.2
T                         =      (1440.80/$1,000)*.2 - 1
T                         =       0.0758
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (4548 / 365 = 12.46)
VOA = ending value of account ($4430.52 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*12.46      =       4430.52
(T + 1)*12.46             =      (4430.52/$1,000)
T + 1                     =      (4430.52/$1,000)* 0.08
T                         =      (4430.52/$1,000)* 0.08 - 1
T                         =       0.1270
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($4430.52 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:
T                         =      (4430.52/$1,000) - 1
T                         =       3.4305
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($2177.61 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10         =       2177.61
(T + 1)*10                =      (2177.61/$1,000)
T + 1                     =      (2177.61/$1,000)*.1
T                         =      (2177.61/$1,000)*.1 - 1
T                         =       0.0809

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM INTERNATIONAL GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM International Growth Fund
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA: P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1085.11, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1085.11
(T + 1)*1                 =      (1085.11/$1,000)
T + 1                     =      (1085.11/$1,000)*1
T                         =      (1085.11/$1,000)*1 - 1
T                         =       0.0851
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1524.56, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =      1524.56
(T + 1)*5                 =      (1524.56/$1,000)
T + 1                     =      (1524.56/$1,000) * .2
T                         =      (1524.56/$1,000) * .2  - 1
T                         =       0.0880
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA: P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (4548 / 365 = 12.46)
VOA = ending value of account ($4688.39, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*12.46      =       4688.39
(T + 1)*12.46             =      (4688.39/$1,000)
T + 1                     =      (4688.39/$1,000)* 0.08
T                         =      (4688.39/$1,000)* 0.08 - 1
T                         =       0.1321
--------------------------------------------------------------------------------
Time period covered:  July 19, 1985 (commencement of operations)- December 31,
1997

FORMULA: T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($4688.39, which does not take sales charge into account)

CALCULATION:

T                         =      (4688.39/$1,000) - 1
T                         =       3.6884
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($1518.26, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10         =       1518.26
(T + 1)*10                =      (1518.26/$1,000)
T + 1                     =      (1518.26/$1,000)*.1
T                         =      (1518.26/$1,000)*.1 - 1
T                         =       0.0871

                                                             EXHIBIT 16(IVB)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM INTERNATIONAL GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM International Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1034.69 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1034.69
(T + 1)*1                 =      (1034.69/$1,000)
T + 1                     =      (1034.69/$1,000)*1
T                         =      (1034.69/$1,000)*1 - 1
T                         =       0.0347
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)-
December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1373.23 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.75       =       1373.23
(T + 1)*4.75              =      (1373.23/$1,000)
T + 1                     =      (1373.23/$1,000)*0.21
T                         =      (1373.23/$1,000)*0.21 - 1
T                         =       0.0690
--------------------------------------------------------------------------------

Time period covered:  April 1, 1993 (commencement of operations)-
December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1373.23 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1373.23/$1,000) - 1
T                         =       0.3732
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM INTERNATIONAL GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM International Growth Fund
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1077.14, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1077.14
(T + 1)*1                 =      (1077.14/$1,000)
T + 1                     =      (1077.14/$1,000)*1
T                         =      (1077.14/$1,000)*1 - 1
T                         =       0.0771
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)-
December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1390.10, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.75       =       1390.10
(T + 1)*4.75              =      (1390.10/$1,000)
T + 1                     =      (1390.10/$1,000)*0.21
T                         =      (1390.10/$1,000)*0.21 - 1
T                         =       0.0718
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1390.10, which does not take sales charge into account)

CALCULATION:

T                         =      (1390.10/$1,000) - 1
T                         =       0.3901
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
NA

CALCULATION:

                          NA
                          NA
                          NA
                          NA
                          NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM INTERNATIONAL GROWTH FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM International Growth
Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1341.16 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.59       =       1341.16
(T + 1)*2.59              =      (1341.16/$1,000)
T + 1                     =      (1341.16/$1,000)* 0.39
T                         =      (1341.16/$1,000)* 0.39 - 1
                        NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1341.16 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1341.16/$1,000) - 1
T                         =       0.3412
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM INTERNATIONAL GROWTH FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM International Growth
Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1085.28, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1085.28
(T + 1)*1                 =      (1085.28/$1,000)
T + 1                     =      (1085.28/$1,000)*1
T                         =      (1085.28/$1,000)*1 - 1
T                         =       0.0853
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1341.16, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.59       =       1341.16
(T + 1)*2.59              =      (1341.16/$1,000)
T + 1                     =      (1341.16/$1,000)* 0.39
T                         =      (1341.16/$1,000)* 0.39 - 1
T                         =       0.1202
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1341.16, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1341.16/$1,000) - 1
T                         =       0.3412
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
NA

CALCULATION:

                        NA
                        NA
                        NA
                        NA
                        NA

                                                                EXHIBIT 16(V)(A)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                               AIM MID CAP GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM Mid Cap Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1077.77 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1077.77
(T + 1)*1                 =      (1077.77/$1,000)
T + 1                     =      (1077.77/$1,000)*1
T                         =      (1077.77/$1,000)*1 - 1
T                         =       0.0778
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1925.18 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1925.18
(T + 1)*5                 =      (1925.18/$1,000)
T + 1                     =      (1925.18/$1,000)*.2
T                         =      (1925.18/$1,000)*.2 - 1
T                         =       0.1400
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:    P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3858 / 365 = 10.57)
VOA = ending value of account ($4125.20 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10.57      =       4125.20
(T + 1)*10.57             =      (4125.20/$1,000)
T + 1                     =      (4125.20/$1,000)* 0.09
T                         =      (4125.20/$1,000)* 0.09 - 1
T                         =       0.1436
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:    T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($4125.20 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (4125.20/$1,000) - 1
T                         =       3.1252
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($4819.16 which assumes deduction of the maximum
      4.75% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10         =       4819.16
(T + 1)*10                =      (4819.16/$1,000)
T + 1                     =      (4819.16/$1,000)*.1
T                         =      (4819.16/$1,000)*.1 - 1
T                         =       0.1703

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM MID CAP GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM Mid Cap Growth Fund Series of the Registrant.

                              NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1140.50, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1140.50
(T + 1)*1                 =      (1140.50/$1,000)
T + 1                     =      (1140.50/$1,000)*1
T                         =      (1140.50/$1,000)*1 - 1
T                         =       0.1405
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($2036.85, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       2036.85
(T + 1)*5                 =      (2036.85/$1,000)
T + 1                     =      (2036.85/$1,000)*.2
T                         =      (2036.85/$1,000)*.2  - 1
T                         =       0.1529
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:    P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3858 / 365 = 10.57)
VOA = ending value of account ($4365.29, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10.57      =       4365.29
(T + 1)*10.57             =      (4365.29/$1,000)
T + 1                     =      (4365.29/$1,000)* 0.09
T                         =      (4365.29/$1,000)* 0.09 - 1
T                         =       0.1497
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:    T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($4365.29, which does not take sales charge into account)

CALCULATION:

T                         =      (4365.29/$1,000) - 1
T                         =       3.3653
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($2257.86, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10         =       2257.86
(T + 1)*10                =      (2257.86/$1,000)
T + 1                     =      (2257.86/$1,000)*.1
T                         =      (2257.86/$1,000)*.1 - 1
T                         =       0.1769

                                                               EXHIBIT 16(V)(B)

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM MID CAP GROWTH FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM Mid Cap Growth Fund Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1083.48 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1083.48
(T + 1)*1                 =      (1083.48/$1,000)
T + 1                     =      (1083.48/$1,000)*1
T                         =      (1083.48/$1,000)*1 - 1
T                         =       0.0835
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($2108.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.75       =       2108.03
(T + 1)*4.75              =      (2108.03/$1,000)
T + 1                     =      (2108.03/$1,000)*0.21
T                         =      (2108.03/$1,000)*0.21 - 1
T                         =       0.1700
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2108.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (2108.03/$1,000) - 1
T                         =       1.1080
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM MID CAP GROWTH FUND
                                   CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM Mid Cap Growth Fund Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1133.48, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1133.48
(T + 1)*1                 =      (1133.48/$1,000)
T + 1                     =      (1133.48/$1,000)*1
T                         =      (1133.48/$1,000)*1 - 1
T                         =       0.1335
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($2128.03, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.75       =       2128.03
(T + 1)*4.75              =      (2128.03/$1,000)
T + 1                     =      (2128.03/$1,000)*0.21
T                         =      (2128.03/$1,000)*0.21 - 1
T                         =       0.1723
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2128.03, which does not take sales charge into account)

CALCULATION:

T                         =      (2128.03/$1,000) - 1
T                         =       1.1280
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM MID CAP GROWTH FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM Mid Cap Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1405.06 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.59       =       1405.06
(T + 1)*2.59              =      (1405.06/$1,000)
T + 1                     =      (1405.06/$1,000)* 0.39
T                         =      (1405.06/$1,000)* 0.39 - 1
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1405.06 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1405.06/$1,000) - 1
T                         =       0.4051
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                              AIM MID CAP GROWTH FUND
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM Mid Cap Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1145.35, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1145.35
(T + 1)*1                 =      (1145.35/$1,000)
T + 1                     =      (1145.35/$1,000)*1
T                         =      (1145.35/$1,000)*1 - 1
T                         =       0.1454
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1405.06, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.59       =       1405.06
(T + 1)*2.59              =      (1405.06/$1,000)
T + 1                     =      (1405.06/$1,000)* 0.39
T                         =      (1405.06/$1,000)* 0.39 - 1
T                         =       0.1405
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1405.06, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1405.06/$1,000) - 1
T                         =       0.4051
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                                                           EXHIBIT 16(VI)(A)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             AIM WORLDWIDE GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM Worldwide Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1039.54 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1039.54
(T + 1)*1                 =      (1039.54/$1,000)
T + 1                     =      (1039.54/$1,000)*1
T                         =      (1039.54/$1,000)*1 - 1
T                         =       0.0395
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1527.34 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*5          =       1527.34
(T + 1)*5                 =      (1527.34/$1,000)
T + 1                     =      (1527.34/$1,000)*.2
T                         =      (1527.34/$1,000)*.2 - 1
T                         =       0.0884
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3858 / 365 = 10.57)
VOA = ending value of account ($2347.07 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10.57      =       2347.07
(T + 1)*10.57             =      (2347.07/$1,000)
T + 1                     =      (2347.07/$1,000)*0.09
T                         =      (2347.07/$1,000)*0.09 - 1
T                         =       0.0841

--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2347.07 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (2347.07/$1,000) - 1
T                         =       1.3471
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($2655.05 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*10         =       2655.05
(T + 1)*10                =      (2655.05/$1,000)
T + 1                     =      (2655.05/$1,000)*.1
T                         =      (2655.05/$1,000)*.1 - 1
T                         =       0.1026

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             AIM WORLDWIDE GROWTH FUND
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM Worldwide Growth Fund
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1100.04, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1100.04
(T + 1)*1                 =      (1100.04/$1,000)
T + 1                     =      (1100.04/$1,000)*1
T                         =      (1100.04/$1,000)*1 - 1
T                         =       0.1000
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
ERV = ending redeeming value ($1616.37, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*5          =       1616.37
(T + 1)*5                 =      (1616.37/$1,000)
T + 1                     =      (1616.37/$1,000)*.2
T                         =      (1616.37/$1,000)*.2  - 1
T                         =       0.1008
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (3858 / 365 = 10.57)
VOA = ending value of account ($2483.67, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10.57      =       2483.67
(T + 1)*10.57             =      (2483.67/$1,000)
T + 1                     =      (2483.67/$1,000)*0.09
T                         =      (2483.67/$1,000)*0.09 - 1
T                         =       0.0900
--------------------------------------------------------------------------------
Time period covered:  June 9, 1987 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($2483.67, which does not take sales charge into account)

CALCULATION:

T                         =      (2483.67/$1,000) - 1
T                         =       1.4837
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
ERV = ending redeeming value ($1675.97, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*10         =       1675.97
(T + 1)*10                =      (1675.97/$1,000)
T + 1                     =      (1675.97/$1,000)*.1
T                         =      (1675.97/$1,000)*.1 - 1
T                         =       0.1088

                                                        EXHIBIT 16(VI)(B)


                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             AIM WORLDWIDE GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM Worldwide Growth Fund
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1050.19 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1050.19
(T + 1)*1                 =      (1050.19/$1,000)
T + 1                     =      (1050.19/$1,000)*1
T                         =      (1050.19/$1,000)*1 - 1
T                         =       0.0502
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1428.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*4.75       =       1428.03
(T + 1)*4.75              =      (1428.03/$1,000)
T + 1                     =      (1428.03/$1,000)*0.21
T                         =      (1428.03/$1,000)*0.21 - 1
T                         =       0.0779
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1428.03 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1428.03/$1,000) - 1
T                         =       0.4280
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             AIM WORLDWIDE GROWTH FUND
                                   CLASS B SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM Worldwide Growth Fund
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1092.18, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1092.18
(T + 1)*1                 =      (1092.18/$1,000)
T + 1                     =      (1092.18/$1,000)*1
T                         =      (1092.18/$1,000)*1 - 1
T                         =       0.0922
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ( $1,000)
T = average annual total return
n = number of years (1735 / 365 = 4.75)
VOA = ending value of account ($1445.43, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*4.75       =       1445.43
(T + 1)*4.75              =      (1445.43/$1,000)
T + 1                     =      (1445.43/$1,000)*0.21
T                         =      (1445.43/$1,000)*0.21 - 1
T                         =       0.0806
--------------------------------------------------------------------------------
Time period covered:  April 1, 1993 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1445.43, which does not take sales charge into account)

CALCULATION:

T                         =      (1445.43/$1,000) - 1
T                         =       0.4454
--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)           NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                          AIM WORLDWIDE GROWTH FUND
                                CLASS ADV  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class Adv Shares of the AIM Worldwide Growth Fund
Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1394.74 which assumes deduction of the maximum 5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.59       =       1394.74
(T + 1)*2.59              =      (1394.74/$1,000)
T + 1                     =      (1394.74/$1,000)*0.39
T                         =      (1394.74/$1,000)*0.39 - 1
NA
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1394.74 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1394.74/$1,000) - 1
T                         =       0.3947

--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T = average annual total return
n = number of years (10)
NA

CALCULATION:
                         NA
                         NA
                         NA
                         NA
                         NA

               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM WORLDWIDE GROWTH FUND
                                CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM Worldwide Growth Fund
Series of the Registrant.

                               STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1104.32, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1104.32
(T + 1)*1                 =      (1104.32/$1,000)
T + 1                     =      (1104.32/$1,000)*1
T                         =      (1104.32/$1,000)*1 - 1
T                         =       0.1043
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA

--------------------------------------------------------------------------------

Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (945 / 365 = 2.59)
VOA = ending value of account ($1394.74, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.59       =       1394.74
(T + 1)*2.59              =      (1394.74/$1,000)
T + 1                     =      (1394.74/$1,000)*0.39
T                         =      (1394.74/$1,000)*0.39 - 1
T                         =       0.1373
--------------------------------------------------------------------------------
Time period covered:  May 31, 1995 (commencement of operations)- December 31,
1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1394.74, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1394.74/$1,000) - 1
T                         =       0.3947

--------------------------------------------------------------------------------
Time period covered:  December 31, 1987 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = $1,000
T= average annual total return
n = number of years (10)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                               AIM AMERICA VALUE (A)
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM America Value (A) Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1202.37 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1202.37
(T + 1)*1                 =      (1202.37/$1,000)
T + 1                     =      (1202.37/$1,000)*1
T                         =      (1202.37/$1,000)*1 - 1
T                         =       0.2024
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:
                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1545.25 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*2.21       =       1545.25
(T + 1)*2.21              =      (1545.25/$1,000)
T + 1                     =      (1545.25/$1,000)*0.45
T                         =      (1545.25/$1,000)*0.45 - 1
T                         =       0.2184
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1545.25 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1545.25/$1,000) - 1
T                         =       0.5453

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                               AIM AMERICA VALUE (A)
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM America Value (A) Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1272.35, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1272.35
(T + 1)*1                 =      (1272.35/$1,000)
T + 1                     =      (1272.35/$1,000)*1
T                         =      (1272.35/$1,000)*1 - 1
T                         =       0.2723
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1635.19, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.21       =       1635.19
(T + 1)*2.21              =      (1635.19/$1,000)
T + 1                     =      (1635.19/$1,000)*0.45
T                         =      (1635.19/$1,000)*0.45 - 1
T                         =       0.2501
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1635.19, which does not take sales charge into account)

CALCULATION:

T                         =      (1635.19/$1,000) - 1
T                         =       0.6352

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                               AIM AMERICA VALUE (B)
                                   CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM America Value (B) Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1214.41 which assumes deduction of the maximum 5.00% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1214.41
(T + 1)*1                 =      (1214.41/$1,000)
T + 1                     =      (1214.41/$1,000)*1
T                         =      (1214.41/$1,000)*1 - 1
T                         =       0.2144
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1582.82 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.21       =       1582.82
(T + 1)*2.21              =      (1582.82/$1,000)
T + 1                     =      (1582.82/$1,000)*0.45
T                         =      (1582.82/$1,000)*0.45 - 1
T                         =      0.2318
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1582.82 which assumes deduction of the maximum 5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1582.82/$1,000) - 1
T                         =       0.5828

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                               AIM AMERICA VALUE (B)
                                   CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM America Value (B) Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1264.41, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1264.41
(T + 1)*1                 =      (1264.41/$1,000)
T + 1                     =      (1264.41/$1,000)*1
T                         =      (1264.41/$1,000)*1 - 1
T                         =       0.2644
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV
P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1612.82, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.21       =       1612.82
(T + 1)*2.21              =      (1612.82/$1,000)
T + 1                     =      (1612.82/$1,000)*0.45
T                         =      (1612.82/$1,000)*0.45 - 1
T                         =       0.2423
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ( $1,000)
T= aggregate total return
VOA = ending value of account ($1612.82, which does not take sales charge into account)

CALCULATION:

T                         =      (1612.82/$1,000) - 1
T                         =       0.6128

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                               AIM AMERICA VALUE ADV
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM America Value Adv Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1277.79, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1277.79
(T + 1)*1                 =      (1277.79/$1,000)
T + 1                     =      (1277.79/$1,000)*1
T                         =      (1277.79/$1,000)*1 - 1
T                         =       0.2778
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:    P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1650.01, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.21       =       1650.01
(T + 1)*2.21              =      (1650.01/$1,000)
T + 1                     =      (1650.01/$1,000)* 0.45
T                         =      (1650.01/$1,000)* 0.45 - 1
T                         =       0.2553
--------------------------------------------------------------------------------
Time period covered: October 18, 1995 (commencement of operations)- December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1650.01, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1650.01/$1,000) - 1
T                         =       0.6500

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM SMALL CAP EQUITY FUND (A)
                                    CLASS A SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class A Shares of the AIM Small Cap Equity Fund (A) Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1098.33 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1098.33
(T + 1)*1                 =      (1098.33/$1,000)
T + 1                     =      (1098.33/$1,000)*1
T                         =      (1098.33/$1,000)*1 - 1
T                         =       0.0983
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1290.42 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

$1,000 (T + 1)*2.21       =       1290.42
(T + 1)*2.21              =      (1290.42/$1,000)
T + 1                     =      (1290.42/$1,000)*0.45
T                         =      (1290.42/$1,000)*0.45 - 1
T                         =       0.1227
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1290.42 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the beginning of the period)

CALCULATION:

T                         =      (1290.42/$1,000) - 1
T                         =       0.2904

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                             AIM SMALL CAP EQUITY FUND (A)
                                    CLASS A SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class A Shares of the AIM Small Cap Equity Fund (A)
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1162.26, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1162.26
(T + 1)*1                 =      (1162.26/$1,000)
T + 1                     =      (1162.26/$1,000)*1
T                         =      (1162.26/$1,000)*1 - 1
T                         =       0.1623
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997


FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1365.52, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.21       =       1365.52
(T + 1)*2.21              =      (1365.52/$1,000)
T + 1                     =      (1365.52/$1,000)*0.45
T                         =      (1365.52/$1,000)*0.45 - 1
T                         =       0.1519
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1365.52, which does not take sales charge into account)

CALCULATION:

T                         =      (1365.52/$1,000) - 1
T                         =       0.3655

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM SMALL CAP EQUITY FUND (B)
                                   CLASS B  SHARES

The following is the schedule for the computation of the Standardized Return quotations for the Class B Shares of the AIM Small Cap Equity Fund (B) Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1104.70 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*1          =       1104.70
(T + 1)*1                 =      (1104.70/$1,000)
T + 1                     =      (1104.70/$1,000)*1
T                         =      (1104.70/$1,000)*1 - 1
T                         =       0.1047
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:
                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1316.47 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

$1,000 (T + 1)*2.21       =       1316.47
(T + 1)*2.21              =      (1316.47/$1,000)
T + 1                     =      (1316.47/$1,000)*0.45
T                         =      (1316.47/$1,000)*0.45 - 1
T                         =       0.1329
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T = aggregate total return
VOA = ending value of account ($1316.47 which assumes deduction of the maximum
      5.50% sales charge on a $1,000 investment at the end of the period)

CALCULATION:

T                         =      (1316.47/$1,000) - 1
T                         =       0.3165

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM SMALL CAP EQUITY FUND (B)
                                   CLASS B  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class B Shares of the AIM Small Cap Equity Fund (B)
Series of the Registrant.

                               NON-STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1154.70, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*1          =       1154.70
(T + 1)*1                 =      (1154.70/$1,000)
T + 1                     =      (1154.70/$1,000)*1
T                         =      (1154.70/$1,000)*1 - 1
T                         =       0.1547
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                         NA
                         NA
                         NA
                         NA
                         NA
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1346.47, which does not take sales charge into account)

CALCULATION:

$1,000 (T + 1)*2.21       =       1346.47
(T + 1)*2.21              =      (1346.47/$1,000)
T + 1                     =      (1346.47/$1,000)*0.45
T                         =      (1346.47/$1,000)*0.45 - 1
T                         =       0.1446
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
                      December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1346.47, which does not take sales charge into account)

CALCULATION:

T                         =      (1346.47/$1,000) - 1
T                         =       0.3465

                  SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                           AIM SMALL CAP EQUITY FUND ADV
                                  CLASS ADV  SHARES

The following is the schedule for the computation of the Non-Standardized Return quotations for the Class Adv Shares of the AIM Small Cap Equity Fund Adv
Series of the Registrant.

                                 STANDARDIZED RETURN

Time period covered:  December 31, 1996 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (1)
ERV = ending redeeming value ($1166.26, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*1          =       1166.26
(T + 1)*1                 =      (1166.26/$1,000)
T + 1                     =      (1166.26/$1,000)*1
T                         =      (1166.26/$1,000)*1 - 1
T                         =       0.1663
--------------------------------------------------------------------------------
Time period covered:  December 31, 1992 - December 31, 1997

FORMULA:  P(1 + T)*N = ERV

P = initial investment ($1,000)
T = average annual total return
n = number of years (5)
NA

CALCULATION:

                                   NA
                                   NA
                                   NA
                                   NA
                                   NA
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  P(1 + T)*N = VOA

P = initial investment ($1,000)
T = average annual total return
n = number of years (805 / 365 = 2.21)
VOA = ending value of account ($1376.36, Class Adv shares have no sales charge)

CALCULATION:

$1,000 (T + 1)*2.21       =       1376.36
(T + 1)*2.21              =      (1376.36/$1,000)
T + 1                     =      (1376.36/$1,000)* 0.45
T                         =      (1376.36/$1,000)* 0.45 - 1
T                         =       0.1561
--------------------------------------------------------------------------------
Time period covered:  October 18, 1995 (commencement of operations)-
December 31, 1997

FORMULA:  T = (VOA / P) - 1

P = initial investment ($1,000)
T= aggregate total return
VOA = ending value of account ($1376.36, Class Adv shares have no sales charge)

CALCULATION:

T                         =      (1376.36/$1,000) - 1
T                         =       0.3764


                                        page 1